UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2019

CENTRAL FEDERAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

7000 N. High Street, Worthington, Ohio	43085	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CFBK	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)

Central Federal Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 29, 2019 in New Albany, Ohio.  At the close of business on April 12, 2019 (the record date for the Annual Meeting), there were 4,392,296 shares of common stock of the Company outstanding and entitled to vote.  At the Annual Meeting, 3,346,054 of the outstanding shares of common stock entitled to vote were represented in person or by proxy.

(b)	The purpose of the Annual Meeting was to consider and vote upon the individual matters as described below. The results of the voting were as follows:

1.	Thomas P. Ash, James H. Frauenberg II and David L. Royer were elected as directors of the Company for three-year terms expiring in 2022. Results of the voting were as follows:

Nominee	For	Votes Withheld	Broker Non-votes
Thomas P. Ash	1,868,551	615,307	862,196
James H. Frauenberg II	2,232,892	250,966	862,196
David L. Royer	2,257,813	226,045	862,196

2.	Results of the voting with respect to the approval of the non-binding advisory resolution on the compensation of the Company’s named executive officers (Proposal 2) were as follows:

For	Against	Abstain	Broker Non-votes
2,230,796	233,973	19,089	862,196

3.	Results of the voting with respect to the advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 3) were as follows:

1 year	2 years	3 years	Abstain	Broker Non-votes
2,101,073	222,666	48,420	111,699	862,196

4.

Results of the voting with respect to the ratification of  the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal 4) were as follows:

For	Against	Abstain	Broker Non-votes
3,291,398	43,201	11,455	N/A

5.	Results of the voting with respect to the approval of the Central Federal Corporation 2019 Equity Incentive Plan (Proposal 5) were as follows:

For	Against	Abstain	Broker Non-votes
2,019,115	447,836	16,907	862,196

(c)	Not applicable.

(d)

Based on the voting results on Proposal 3 above, the Board of Directors of the Company has determined that the Company will continue to submit an advisory vote to shareholders on an annual basis (every 1 year) to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers as set forth in the Company’s proxy statement for that year’s annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: May 30, 2019	By:	/s/ John W. Helmsdoerfer
John W. Helmsdoerfer, CPA
Treasurer and Chief Financial Officer